UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 3, 2018

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

WYOMING	000-55364	36-4787690
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

(Exact name of registrant as specified in charter)

642 Newtown Yardley Road Suite 100

Newtown, Pennsylvania, 18940

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)
☐	Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

Item 8.01	Other Events

On January 2, 2018, the board of directors (the “Board”) of Helius Medical Technologies, Inc. (the “Company”), pursuant to the authority delegated to the Board by the Company’s shareholders at the 2017 Annual Meeting of Shareholders, approved a reverse stock split at a ratio of five shares of the Company’s Class A common stock, no par value per share (the “Common Stock”), for one share of Common Stock (the “Reverse Split”).  The Reverse Split will be effective on or shortly following 5:00 pm EST on January 22, 2018, pursuant to the filing of articles of amendment to the Company’s articles of incorporation.  A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release, dated January 3, 2017, titled “Helius Medical Technologies Announces Planned Five-for-One Reverse Stock Split.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: January 3, 2018	By:	/s/ Joyce LaViscount
Joyce LaViscount, Chief Financial Officer

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